EX-23.1

                                                             EXHIBIT 23.1

                    CONSENT OF INDEPENDENT AUDITORS

          We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-___________) pertaining to the Nichols TXEN Corporation Key Employee Incentive Stock Option Plan of our report dated October 8, 1997, with respect to the consolidated financial state-ments of Nichols Research Corporation included in its Annual Report (Form 10-K) for the year ended August 31, 1997, filed with the Securities and Exchange Commission.

                                        ERNST & YOUNG LLP


Birmingham, Alabama
July 30, 1998